UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2022 (March 16, 2022)

MOBILE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55760	47-3945882
(Commission File Number)	(IRS Employer Identification No.)

250 E. 5th Street, Suite 2110, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

(702) 534-5577

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2022, Mobile Infrastructure Corporation, a Maryland corporation (the “Company”), filed a Certificate of Correction (the “Certificate of Correction”) to the Articles of Amendment and Restatement of the Company (the “Articles”) with the State Department of Assessments and Taxation of Maryland to correct a typographical error related to the aggregate par value related to the number of authorized shares of the Company’s capital stock having par value. Apart from the foregoing correction, no changes were made to the Articles.

The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

3.1	Certificate of Correction to the Articles of Amendment and Restatement, filed March 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President

Dated:  March 21, 2022